Metropolitan Series Fund, Inc
June 2003 NSAR

In response to Sub-Item 77Q1 (e), in addition to the two advisory agreements (Salomon and Harris) Michael sent separately, the advisory and subadvisory agreements that can be incorporated by reference are as follows:

Advisory and Subadvisory Agreements relating to State Street Research Money Market Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on January 17, 2003

Advisory and Subadvisory Agreements relating to Salomon Brothers
Strategic Bond Opportunities Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on January 17, 2003

Advisory and Subadvisory Agreements relating to Salomon Brothers U.S. Government Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on January 17, 2003

Advisory and Subadvisory Agreements relating to State Street Research Bond Income Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on January 17, 2003

Advisory and Subadvisory Agreements relating to Balanced Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on
January 17, 2003

Advisory and Subadvisory Agreements relating to MFS Total Return
Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund,
Inc. filed on January 17, 2003

Advisory and Subadvisory Agreements relating to Alger Equity Growth Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund,
Inc. filed on January 17, 2003

Advisory and Subadvisory Agreement relating to Capital Guardian U.S. Equity Portfolio are incorporated by reference to Post-Effective
Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on January 17, 2003

Subadvisory Agreement relating to Capital Guardian U.S. Equity Portfolio is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement of Metropolitan Series Fund, Inc. filed on
April 30, 2003

Advisory and Subadvisory Agreements relating to Davis Venture Value Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on January 17, 2003

Advisory and Subadvisory Agreements relating to FI Mid Cap
Opportunities Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on January 17, 2003

Advisory and Subadvisory Agreements relating to FI Structured Equity Series are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on January 17, 2003

Sub-subadvisory Agreement relating to FI Mid Cap Opportunities Portfolio and FI Structured Equity Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of
Metropolitan Series Fund, Inc. filed on January 17, 2003

Advisory and Subadvisory Agreements relating to Harris Oakmark Focused Value Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on January 17, 2003

Advisory and Subadvisory Agreements relating to Jennison Growth
Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on January 17, 2003

Advisory and Subadvisory Agreements relating to Loomis Sayles Small
Cap Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on January 17, 2003

Advisory and Subadvisory Agreements relating to MFS Investors Trust Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on January 17, 2003

Advisory and Subadvisory Agreements relating to MFS Research Managers Portfolio are incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on January 17, 2003

Advisory Agreement relating to Zenith Equity Portfolio is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement of Metropolitan Series Fund, Inc. filed on January 17, 2003